UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

Akers Biosciences, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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February 8, 2019

Dear Shareholder

Akers Biosciences, Inc. (the “Company”) – proposed cancellation of the admission of the Company’s common stock of no par value to the AIM market of London Stock Exchange

Please find enclosed a proxy statement in connection with the above matter.

If you have received this covering letter, it is either because your shares in the Company are held on the Company’s Jersey (Channel Islands) Branch share register managed by Link Asset Services, or because you hold Depositary Interests which are held in CREST by Link Market Services Trustees Limited, the Depositary for the Company’s Depositary Interests.

Accordingly, the voting facilities described in the enclosed proxy statement are not available to you and you should instead use the Form of Proxy (or Form of Direction in the case of Depositary Interest holders, as appropriate) which has been enclosed in this envelope, and return it to the address listed on the form alongside all other relevant instructions included thereon.

If you have any questions regarding this letter or the contents of the proxy statement, please do not hesitate to email investors@akersbio.com and a member of our investor communications team will be happy to assist you.

Yours faithfully

Howard R. Yeaton

Chief Executive Officer & Interim Chief Financial Officer

a: 201 Grove Road, Thorofare, N.J. 08086, USA

t: +1 (856) 848 8698 www.akersbio.com

IF YOU HAVE RECEIVED THIS FORM OF PROXY, YOUR SHARES ARE HELD ON THE COMPANY’S JERSEY (CHANNEL ISLANDS) BRANCH SHARE REGISTER. VOTING FACILITIES DETAILED IN THE ACCOMPANYING PROXY STATEMENT DO NOT APPLY TO YOU. YOU SHOULD VOTE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THIS FORM.

FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AKERS BIOSCIENCES, INC.

The undersigned hereby appoints Joshua Silverman and Christopher C. Schreiber as Proxies with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on March 5, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave, 11th Floor, New York, NY 10105 at 10 AM (EST), or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Special Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

I/We

Please insert full name(s) and address(es) in BLOCK CAPITALS
Of

1.	To approve the cancellation of the admission of the Company’s common stock of no par value to trading on AIM, a market operated by London Stock Exchange, and that the directors and officers of the Company be authorized to take all steps which are necessary or desirable in order to effect such cancellation.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned Shareholder(s). If this card contains no specific voting instructions, the shares will be voted FOR the proposal described on this card.

Signed:	Dated:

1.	To be effective, this Form of Proxy and the power of attorney or other authority (if any) under which it is signed, or a notarially or otherwise certified copy of such power or authority, must be deposited at Link Asset Services, PXS, 34 Beckenham Road, Beckenham BR3 4TU, United Kingdom no later than 3 PM (GMT) on March 1, 2019.

2.	Any alterations made to this Form of Proxy should be initialed.

3.	In the case of a corporation this Form of Proxy should be given under its Common Seal or under the hand of an officer or attorney duly authorized in writing.

4.	Please indicate how you wish your vote to be cast by placing an “X” in the box provided. On receipt of this form duly signed, you will be deemed to have authorized Joshua Silverman and Christopher C. Schreiber to vote, or to abstain from voting, as per your instructions.

5.	The ‘Abstains’ option is provided to enable you to abstain from voting on the proposal. However, it should be noted that an abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ the proposal.

You must return this Form of Proxy to Link Asset Services, PXS, 34 Beckenham Road, Beckenham BR3 4TU, United Kingdom by no later than 3 PM GMT on March 1, 2019.

IF YOU HAVE RECEIVED THIS FORM OF DIRECTION, YOU ARE A HOLDER OF DEPOSITARY INTERESTS ON THE COMPANY’S JERSEY DEPOSITARY. VOTING FACILITIES DETAILED IN THE ACCOMPANYING PROXY STATEMENT DO NOT APPLY TO YOU. YOU MAY DIRECT HOW YOU WISH TO VOTE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THIS FORM.

FORM OF DIRECTION

THIS FORM OF DIRECTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

AKERS BIOSCIENCES, INC.

Form of Direction for completion by holders of Depositary Interests representing shares on a 1 for 1 basis in Akers Biosciences, Inc. (the “Issuer”) in respect of the Special Meeting of Shareholders to be held at 10 AM EST on March 5, 2019 at the offices of Ellenoff Grossman & Schole LLP, 1345 6th Ave, 11th floor, New York, NY 10105, United States, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Special Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

I/We

Please insert full name(s) and address(es) in BLOCK CAPITALS
Of

being a holder of Depositary Interests representing shares in the Issuer company hereby appoint Link Market Services Trustees Limited (“Depositary”) as my/our proxy to vote for me/us and on my/our behalf at the Special Meeting of the Issuer company to be held on the above date as directed by an X in the space below.

1.	To approve the cancellation of the admission of the Company’s common stock of no par value to trading on AIM, a market operated by London Stock Exchange, and that the directors and officers of the Company be authorized to take all steps which are necessary or desirable in order to effect such cancellation.

[ ] FOR	[ ] AGAINST	[ ] ABSTAINS

This Form of Direction, when properly executed, will be voted in the manner directed herein by the undersigned holder. If no voting instruction is indicated, you will be deemed to have instructed the Depositary to vote FOR the proposal described on this card.

Signed:	Dated:

1.	To be effective, this Form of Direction and the power of attorney or other authority (if any) under which it is signed, or a notarially or otherwise certified copy of such power or authority, must be deposited at Link Asset Services, PXS, 34 Beckenham Road, Beckenham BR3 4TU, United Kingdom no later than 3 PM GMT on February 28, 2019. Any alterations made to this Form of Direction should be initialed.

2.	In the case of a corporation this Form of Direction should be given under its Common Seal or under the hand of an officer or attorney duly authorised in writing.

3.	Please indicate how you wish your vote to be cast by placing “X” in the box provided. On receipt of this form duly signed, you will be deemed to have authorised the Depositary to vote, or to abstain from voting, as per your instructions.

4.	The Depositary will appoint Joshua Silverman and Christopher C. Schreiber as its proxy to cast your votes. Joshua Silverman and Christopher C. Schreiber may also vote or abstain from voting as they think fit on any other proposal (including amendments to proposals) which may properly come before the meeting.

5.	The ‘Abstains’ option is provided to enable you to abstain from voting on the proposal. However, it should be noted that an abstention is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ the proposal.

6.	Depositary Interest holders wishing to attend the meeting should contact the Depositary at Link Market Services Trustees Limited, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, United Kingdom or by email to CAGtrustees@linkgroup.co.uk in order to request a Letter of Representation by no later than 3 PM GMT on February 28, 2019.

You must return this Form of Direction to Link Asset Services, PXS, 34 Beckenham Road, Beckenham BR3 4TU, United Kingdom no later than 3PM GMT on February 28, 2019.